UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2008 (April 24, 2008)

ISLE OF CAPRI CASINOS, INC.

RETIREMENT TRUST AND SAVINGS PLAN

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Emerson Rd., Suite 300

St. Louis, MO 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (314) 813-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)                                  On April 24, 2008, the Isle of Capri Casinos, Inc. Retirement Trust and Savings Plan (“the Plan”) dismissed RubinBrown LLP as its independent registered public accounting firm and appointed Ernst & Young LLP as its independent registered public accounting firm regarding the audit of the Company’s annual filing of the Form 11-K with the Securities and Exchange Commission (the “Commission”). This change in independent registered public accounting firms was approved by the Audit Committee of Isle of Capri Casinos, Inc., the Plan sponsor.

The reports of RubinBrown LLP for the fiscal year ended December 31, 2006 contained no adverse opinions or disclaimers of opinion, nor did it contain qualified or modified opinions related to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2006, and through April 24, 2008, there have been no disagreements with RubinBrown LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RubinBrown LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

During the fiscal year ended December 31, 2006 and through April 24, 2008, the Company did not have any reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RubinBrown LLP with a copy of the above disclosure and requested RubinBrown LLP to furnish a letter addressed to the Commission stating whether or not it agrees with such disclosures.  The letter of RubinBrown LLP to the Commission, dated April 24, 2008 is attached to this Form 8-K as Exhibit 99.1.

During the Plan’s fiscal year ended December 31, 2006 and through April 24, 2008, nobody acting on behalf of the Plan has consulted Ernst & Young LLP regarding (i) either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Plan’s financial statements (consequently no written report to the Plan or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing or financial reporting issue), or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b)                                 On April 24, 2008, the Plan appointed Ernst & Young LLP as its independent registered public accounting firm regarding the audit of the Company’s annual filing of the Form 11-K with the Commission (the “Commission”). The appointment of Ernst & Young LLP was approved by the Audit Committee of Isle of Capri Casinos, Inc., the Plan sponsor.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1                           Letter from RubinBrown LLP to the Securities and Exchange Commission, dated April 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Isle of Capri Casinos, Inc. as Plan Administrator of the Retirement Trust and Savings Plan, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.
RETIREMENT TRUST AND SAVING PLAN

Date: April 30, 2008	By:	/s/ Dale R. Black
	Name:	Dale R. Black
	Title:	Senior Vice President and Chief Financial Officer for Isle
of Capri Casinos, Inc. the Plan Administrator

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Letter from RubinBrown LLP to the Securities and Exchange Commission, dated April 30, 2008